July 29, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION, a NEVADA CORPORATION ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address:
Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2004
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number      Document Description
-------     -----------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            July 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            July 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            July 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            July 15, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          July 26, 2004



Name:          /s/Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:            09-Jul-04
Determination Date:         14-Jul-04
Monthly Payment Date:       15-Jul-04
Collection Period Ending:   30-Jun-04

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  7,639,173.69
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       83,570.21
    Current Monthly Interest Shortfall/Excess                                                                          -121,636.26
    Recoup of Collection Expenses                                                                                        -8,437.36
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              7,592,670.28

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,213,683.83
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,335,320.09
    Amount of Current Month Simple Interest Excess/Shortfall                                                           -121,636.26

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 6,997,995.57
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   5,372.66
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts has been met)                                                                        0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             6,997,995.57
    Total Ending Reserve Balance                                                                                      7,003,368.23

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                        1,335,320.09
    Scheduled Principal Payments Received                                                                             1,430,746.42
    Principal Prepayments Received                                                                                    4,873,107.18
    Total Interest and Principal Payments Received                                                                    7,639,173.69

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     104,540.12
      minus Reasonable Expenses                                                                                          20,969.91
    Net Liquidation Proceeds                                                                                             83,570.21
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        83,570.21

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              7,722,743.90

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             173,116,846.34
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  72,132.02

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    173,116,846.34
    Pool Balance as of the Current Accounting Date                                                                  166,415,476.43
    Age of Pool in Months                                                                                                       64

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          171,385,677.88
    Aggregate Note Balance as of Current Accounting Date                                                            164,751,321.67

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               37                        893,965.14                0.537%
    60-89 Days Delinquent               16                        677,088.83                0.407%
    90-119 Days Delinquent               9                        193,062.41                0.116%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period         15                        397,516.31                0.239%
    Cumulative Defaults              1,202                     48,455,779.94                4.846%
    Cumulative Recoveries                                      20,459,727.24                2.046%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       397,516.31
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.040%
    Preceding Realized Losses                                                                                         1,219,276.00
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.122%
    Second Preceding Realized Losses                                                                                    871,542.60
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.087%
    Cumulative Realized Losses                                                                                       27,996,052.70
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.800%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                    0.16641491
   Note Pool Factor                                                                                                     0.16475132

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   73,863.40
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                             308,547.90
    Class A-6                                                             322,902.77
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders' Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                           0.00
    Class A-2                                                       0.00                     0.00                           0.00
    Class A-3                                                       0.00                     0.00                           0.00
    Class A-4                                                       0.00                     0.00                           0.00
    Class A-5                                              62,019,677.88             6,634,356.21                  55,385,321.67
    Class A-6                                              64,366,000.00                     0.00                  64,366,000.00
    Class B                                                25,000,000.00                     0.00                  25,000,000.00
    Class C                                                20,000,000.00                     0.00                  20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                     67,013.70
   Excess Spread Received                                                                                             -67,013.70

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                          8.88%
   Weighted Average Remaining Maturity (WAM)                                                                                111

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       7,592,670.28
Plus:     Trustee Fee                                                                                                  1,041.67

TOTAL WIRE TO CHASE                                                                                                7,593,711.95

Amount Due To Servicer (Excess Spread and Recoup of O/C less Reserve Deposit)                                              0.00

EX-1
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            09-Jul-04
Determination Date:         14-Jul-04
Monthly Payment Date:       15-Jul-04
Collection Period Ending:   30-Jun-04

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,048,847.72
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       37,412.54
    Current Monthly Interest Shortfall/Excess                                                                           -53,454.84
    Recoup of Collection Expenses                                                                                        -7,989.71
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             4,024,815.71

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        673,109.97
    Amount of Interest Payments Received During the Collection Period for Receivable                                    726,564.81
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -53,454.84

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                10,273,442.03
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   7,707.13
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts has been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            10,273,442.03
    Total Ending Reserve Balance                                                                                     10,281,149.16

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                          726,564.81
    Scheduled Principal Payments Received                                                                               678,627.64
    Principal Prepayments Received                                                                                    2,643,655.27
    Total Interest and Principal Payments Received                                                                    4,048,847.72

b)	Liquidation Proceeds
------------------------------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      46,274.53
       minus Reasonable Expenses                                                                                          8,861.99
    Net Liquidation Proceeds                                                                                             37,412.54
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        37,412.54

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             4,086,260.26

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                          100,415,280.02
       multiplied by Servicer Fee Rate                                                                                      0.50%
       divided by Months per Year                                                                                              12
     SERVICING FEE AMOUNT                                                                                               41,839.70

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                        1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                  100,415,280.02
     Pool Balance as of the Current Accounting Date                                                                 97,010,991.46
     Age of Pool in Months                                                                                                     62

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                         98,406,974.42
     Aggregate Note Balance as of Current Accounting Date                                                           95,070,771.63

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 --------------------------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                18                        254,386.31                 0.262%
          60-89 Days Delinquent                 4                         47,265.81                 0.049%
          90-119 Days Delinquent                1                         10,733.55                 0.011%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           4                         82,005.65                 0.085%
          Cumulative Defaults                 424                     20,944,591.07                 3.808%
          Cumulative Recoveries                                       10,391,878.02                 1.889%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                       82,005.65
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.015%
    Preceding Realized Losses                                                                                          216,839.69
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.039%
    Second Preceding Realized Losses                                                                                   344,024.75
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.063%
    Cumulative Realized Losses                                                                                      10,552,713.05
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       1.919%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.17638359
      Note Pool Factor                                                                                                 0.17285595

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                              117,409.98
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                    0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                      0.00
              Class A-2                                                                                                      0.00
              Class A-3                                                                                                      0.00
              Class A-4                                                                                                      0.00
              Class A-5                                                                                                241,111.27
              Class B                                                                                                  190,575.00
              Class C                                                                                                  139,516.67
      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00              0.00
              Class A-2                                                             0.00                   0.00              0.00
              Class A-3                                                             0.00                   0.00              0.00
              Class A-4                                                             0.00                   0.00              0.00
              Class A-5                                                    43,406,974.42           3,336,202.79     40,070,771.63
              Class B                                                      33,000,000.00                   0.00     33,000,000.00
              Class C                                                      22,000,000.00                   0.00     22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                   68,085.77
      Excess Spread Received                                                                                           -68,085.77

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         8.28%
      Weighted Average Remaining Maturity (WAM)                                                                               131


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                         4,024,815.71
Plus:     Trustee Fee                                                                                                    1,041.67

TOTAL WIRE TO CHASE                                                                                                  4,025,857.38

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                     0.00

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            09-Jul-04
Determination Date:         14-Jul-04
Monthly Payment Date:       15-Jul-04
Collection Period Ending:   30-Jun-04

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,915,508.41
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       96,335.56
    Current Monthly Interest Shortfall/Excess                                                                           -65,243.96
    Recoup of Collection Expenses                                                                                        -3,525.00
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             4,943,075.01

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        641,710.05
    Amount of Interest Payments Received During the Collection Period for Receivables                                   706,954.01
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -65,243.96

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,565,240.02
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             18,673.82
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   1,933.23
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts has been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,565,240.02
    Total Ending Reserve Balance                                                                                      2,585,847.07

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          706,954.01
    Scheduled Principal Payments Received                                                                               696,728.10
    Principal Prepayments Received                                                                                    3,511,826.30
    Total Interest and Principal Payments Received                                                                    4,915,508.41

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     105,260.52
       minus Reasonable Expenses                                                                                          8,924.96
    Net Liquidation Proceeds                                                                                             96,335.56
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        96,335.56

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             5,011,843.97

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            91,508,783.67
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                38,128.66

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    91,508,783.67
     Pool Balance as of the Current Accounting Date                                                                  87,186,321.29
     Age of Pool in Months                                                                                                      60

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          90,593,695.83
     Aggregate Note Balance as of Current Accounting Date                                                            86,314,458.08

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
         --------------                 ---------------             -----------------            ----------
         30-59 Days Delinquent                 16                        280,122.87                 0.321%
         60-89 Days Delinquent                  5                        159,334.38                 0.183%
         90-119 Days Delinquent                 4                         89,024.05                 0.102%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            5                        113,907.98                 0.131%
         Cumulative Defaults                  462                     16,982,759.97                 4.534%
         Cumulative Recoveries                                         7,672,195.31                 2.048%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                      113,907.98
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.030%
     Preceding Realized Losses                                                                                          227,935.36
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.061%
     Second Preceding Realized Losses                                                                                   386,237.96
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.103%
     Cumulative Realized Losses                                                                                       9,310,564.66
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.486%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.23278798
       Note Pool Factor                                                                                                 0.23046012

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                              118,893.93
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                106,428.85
               Class A-6                                                                                                314,456.13
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                        Beginning         Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------          -----------------------      ----------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                            18,892,695.83                4,279,237.75        14,613,458.08
               Class A-6                                            54,847,000.00                        0.00        54,847,000.00
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       43,224.63
   Excess Spread Received                                                                                               -24,550.81

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.92%
      Weighted Average Remaining Maturity (WAM)                                                                                120


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                          4,943,075.01
Plus:     Trustee Fee                                                                                                       708.33

TOTAL WIRE TO CHASE                                                                                                   4,943,783.34

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                      0.00

EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:            09-Jul-04
Determination Date:         14-Jul-04
Monthly Payment Date:       15-Jul-04
Collection Period Ending:   30-Jun-04

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  7,825,095.46
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      111,623.74
    Current Monthly Interest Shortfall/Excess                                                                          -157,529.05
    Recoup of Collection Expenses                                                                                       -15,040.06
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             7,764,150.09

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,410,575.22
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,568,104.27
    Amount of Current Month Simple Interest Excess/Shortfall                                                           -157,529.05

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,789,673.67
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             10,277.51
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   3,097.86
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,789,673.67
    Total Ending Reserve Balance                                                                                      3,803,049.04

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                        1,568,104.27
    Scheduled Principal Payments Received                                                                             1,442,967.63
    Principal Prepayments Received                                                                                    4,814,023.56
    Total Interest and Principal Payments Received                                                                    7,825,095.46

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     119,357.71
       minus  Reasonable Expenses                                                                                         7,733.97
    Net Liquidation Proceeds                                                                                            111,623.74
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       111,623.74

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             7,936,719.20

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           192,259,052.82
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                               120,161.91

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  192,259,052.82
     Pool Balance as of the Current Accounting Date                                                                185,609,615.42
     Age of Pool in Months                                                                                                     32

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        192,259,052.82
     Aggregate Note Balance as of Current Accounting Date                                                          185,609,615.42

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  36                     1,063,562.11                0.573%
         60-89 Days Delinquent                  17                       638,114.73                0.344%
         90-119 Days Delinquent                 15                       441,146.38                0.238%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            13                       392,446.21                0.211%
         Cumulative Defaults                   431                    17,122,163.01                3.234%
         Cumulative Recoveries                                         6,896,268.27                1.302%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     392,446.21
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.074%
     Preceding Realized Losses                                                                                         746,451.98
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.141%
     Second Preceding Realized Losses                                                                                  509,634.73
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.096%
     Cumulative Realized Losses                                                                                     10,225,894.74
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.931%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.35055922
      Note Pool Factor                                                                                                 0.34201145

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                              120,161.91
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                366,466.52
               Class A-5                                                                                                373,205.42
               Class B                                                                                                  106,255.75
               Class C                                                                                                   52,993.50
               Class D                                                                                                   85,352.08

      Noteholders' Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00               0.00
               Class A-2                                                                0.00               0.00               0.00
               Class A-3                                                                0.00               0.00               0.00
               Class A-4                                                       77,559,052.82       6,649,437.40      70,909,615.42
               Class A-5                                                       72,350,000.00               0.00      72,350,000.00
               Class B                                                         19,830,000.00               0.00      19,830,000.00
               Class C                                                          9,270,000.00               0.00       9,270,000.00
               Class D                                                         13,250,000.00               0.00      13,250,000.00


c)    Excess Spread Received                                                                                             10,277.51

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          9.24%
      Weighted Average Remaining Maturity (WAM)                                                                             143.49


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               7,764,150.09


TOTAL WIRE TO HSBC                                                                                                    7,764,150.09

Amount Due To Servicer                                                                                                        0.00